AMENDMENT NO. 1

Dated as of April 25, 2008

to

CREDIT AGREEMENT

Dated as of June 6, 2007

     THIS AMENDMENT NO. 1 (“Amendment”) is made as of April 25, 2008 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of June 6, 2007 by and among the Company, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

     WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

     1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     (a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is amended to restate the chart set forth therein in its entirety as follows:

	Senior Leverage	Eurocurrency	ABR	Commitment Fee Rate
	Ratio:	Spread	Spread
Category 1:	< 0.75 to 1.00	1.00%	0%	0.20%
Category 2:	> 0.75 to 1.00	1.25%	0.25%	0.225%
	but
	< 1.00 to 1.00
Category 3:	> 1.00 to 1.00	1.50%	0.50%	0.25%

     (b) Clause (a) of Section 6.11 of the Credit Agreement is amended and restated in its entirety as follows:

     (a) Maximum Senior Leverage Ratio. The Company will not permit the ratio (the “Senior Leverage Ratio”), determined as of the end of each of its fiscal quarters set forth below, of (i) Consolidated Senior Indebtedness to (ii) Consolidated EBITDA for the period of 4 consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Senior Leverage Ratio
April 29, 2007 through January 31, 2008	2.00 to 1.00
April 29, 2008 through July 27, 2008	2.25 to 1.00
November 2, 2008 and thereafter	1.50 to 1.00

     (c) A new paragraph (o) is hereby added to Article VII as follows:

     (o) during the period beginning on April 25, 2008 and ending on November 2, 2008, the Company shall fail to enter into and consummate an agreement or agreements evidencing permanent long term capital in form and on terms and conditions reasonably satisfactory to the Administrative Agent, in respect of which the Company receives net cash proceeds in an aggregate amount of at least $75,000,000 during such period;

     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Administrative Agent shall have received evidence of amendment(s) to the Chinese Credit Facility Documents on terms and conditions reasonably satisfactory to it and (c) the Company shall have paid all of the fees of the Administrative Agent and the applicable Lenders (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

     (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

     4. Reference to and Effect on the Credit Agreement.

     (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Company

By:	/s/ Sean T. Smith
Name:	Sean T. Smith
Title:	Senior Vice President, Chief Financial Officer

Signature Page to Amendment No. 1
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
individually as a Lender, as the Swingline Lender, as the Issuing
Bank and as Administrative Agent

By:	/s/ David F. Gibbs
Name:	David F. Gibbs
Title:	Managing Director

Signature Page to Amendment No. 1
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

RBS CITIZENS, NATIONAL ASSOCIATION (successor by
merger to Citizens Bank of Massachusetts), individually as a
Lender and as Co-Syndication Agent

By:	/s/ Darcy Salinger
Name:	Darcy Salinger
Title:	Vice President

Signature Page to Amendment No. 1
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

HSBC BANK USA, NATIONAL ASSOCIATION, individually
as a Lender and as Co-Syndication Agent

By:	/s/ Robert H. Rogers, Jr.
Name:	Robert H. Rogers, Jr.
Title:	First Vice President

Signature Page to Amendment No. 1
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

CITIBANK, N.A., individually as a Lender and as Co-
Syndication Agent

By:	/s/ Humberto M. Salomon
Name:	Humberto M. Salomon
Title:	Vice President

Signature Page to Amendment No. 1
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Debra DelVecchio
Name:	Debra DelVecchio
Title:	Managing Director

Signature Page to Amendment No. 1
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

Signature Page to Amendment No. 1
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

CONSENT AND REAFFIRMATION

     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of June 6, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of April 25, 2008 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: April 25, 2008

[Signature Page Follows]

PHOTRONICS-TOPPAN TEXAS, INC.

By:	/s/ Sean T. Smith
Name:	Sean T. Smith
Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 1
Photronics, Inc.
Credit Agreement dated as of June 6, 2007